                                                                   Exhibit 10.34

                             STOCK OPTION AGREEMENT
                          (Non-Qualified Stock Options)
                          ----------------------------


         THIS AGREEMENT is made to be effective as of February 19, 2001, by and between R. G. Barry Corporation, an Ohio corporation (the "COMPANY"), and WILLIAM LENICH (the "OPTIONEE").

                                   WITNESSETH:
                                   ----------

         WHEREAS, the Board of Directors of the COMPANY has adopted and the shareholders of the COMPANY have approved the R. G. Barry Corporation 1994 Stock Option Plan (the "PLAN"); and

         WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed a Compensation Committee (the "COMMITTEE") to administer the PLAN and the COMMITTEE has determined that an option to acquire common shares, $1.00 par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

         (1) Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase 1,325 COMMON SHARES of the COMPANY. The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         (2) Terms and Conditions of the OPTION.

                  (A) OPTION Price. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $2.65 per share, subject to adjustment as provided in Section 3.

                  (B) Exercise of the OPTION. Except as provided in Section 4, the OPTION may not be exercised until the OPTIONEE shall have completed twelve months of continuous employment with the COMPANY and/or its subsidiaries immediately following the date hereof. Thereafter, the OPTION may be exercised as follows:

                           (i) at any time after such twelve-month period as to
265 of the COMMON SHARES subject to the OPTION;

                           (ii) at any time after twenty-four months from the
date of this Agreement as to an additional 265 of the COMMON SHARES subject to the OPTION;

                           (iii) at any time after thirty-six months from the
date of this Agreement as to an additional 265 of the COMMON SHARES subject to the OPTION;

                           (iv) at any time after forty-eight months from the
date of this Agreement as to an additional 265 of the COMMON SHARES subject to the OPTION; and

                           (iv) at any time after sixty months from the date of
this Agreement as to the remaining 265 of the COMMON SHARES subject to the OPTION.

                  Subject to the other provisions of this Agreement, if the OPTION becomes exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this Agreement), accelerate the schedule of the time or times when the OPTION may be exercised.

                  The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY nor limit in any way the right of the COMPANY to terminate the employment of the OPTIONEE at any time in accordance with law or the COMPANY'S governing corporate documents.

                  (C) OPTION Term. The OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of this Agreement.

                  (D) Method of Exercise. The OPTION may be exercised by giving written notice of exercise to the COMMITTEE in care of the Treasurer of the COMPANY stating the number of full COMMON SHARES subject to the OPTION in respect of which it is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order). If permitted by the COMMITTEE, payment for such COMMON SHARES may be made (i) by delivery of COMMON SHARES of the COMPANY already owned by the OPTIONEE and having a Fair Market Value (as that term is defined in the PLAN) on the date of delivery equal to the OPTION PRICE, or (ii) by delivery of a combination of cash and already owned COMMON SHARES. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such action as is necessary to deliver appropriate share certificates evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

                  (E) Satisfaction of Taxes and Tax Withholding Requirements. The COMMITTEE shall determine the appropriate arrangements for the satisfaction by the COMPANY and the OPTIONEE of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the OPTION or the later disposition of the COMMON SHARES or other property thereby acquired.

         (3) Adjustments and Changes in the COMMON SHARES.

                  (A) In the event that the outstanding COMMON SHARES of the COMPANY shall be changed into or exchanged for a different kind of shares or other securities of the COMPANY or of another corporation or for any other property (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such COMMON SHARES shall be increased through the payment of a stock dividend, then unless such change results in the termination of a1l outstanding options granted pursuant to the PLAN, then except as provided in Section (4), there shall be substituted for or added to each COMMON SHARE of the COMPANY subject to the OPTION, the number and kind of shares or other securities or other property into which each outstanding COMMON SHARE of the COMPANY shall be changed, or for which each such COMMON SHARE shall be exchanged, or to which the holder of each such COMMON SHARE shall be entitled, as the case may be. The OPTION shall also be appropriately amended as to the OPTION PRICE and other terms as may be necessary to reflect the foregoing events. The number of COMMON SHARES that will vest on the dates set forth in Section 2(B) shall be appropriately adjusted to reflect any such change in the outstanding COMMON SHARES. In the event there shall be any other change in the number or kind of the outstanding shares of the COMPANY, or of any shares or other securities or other property into which such shares shall have been changed, or for which they shall have been exchanged, then if the COMMITTEE shall, in its sole discretion, determine that such change equitably requires an adjustment in the OPTION, such adjustment shall be made by the COMMITTEE in accordance with such determination. Fractional shares resulting from any adjustment in the OPTION pursuant to this Section 3(A) shall be rounded down to the nearest whole number of shares.

                  (B) Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the OPTIONEE.

         (4) Acceleration of OPTIONS. The OPTION will be fully exercisable upon the occurrence of any of the following events:

                  (A) Termination of the OPTIONEE'S employment by COMPANY without "cause," as defined in the employment agreement between COMPANY and OPTIONEE dated February 19, 2001 (a copy of which is attached to this agreement
- "Employment Agreement"), whether or not the Employment Agreement has expired by its terms or been superceded when the acceleration event occurs.

                  (B) Termination of employment by OPTIONEE for "good reason," as defined in the Employment Agreement, but only if all of the procedures described in that employment agreement are followed.

                  (C) Upon a "change in control" or a "special change in control," as defined in the Employment Agreement.

                  (D) In the event that the COMPANY or its shareholders enter into one or more agreements to dispose of all or substantially all of the assets or fifty percent (50%) or more of the outstanding capital stock of the COMPANY by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions (each, an "ACCELERATION EVENT"), then the OPTION shall become exercisable during the fifteen (15) days immediately prior to the scheduled consummation of the ACCELERATION EVENT with respect to the full number of COMMON SHARES subject to the OPTION; provided, however, that no such ACCELERATION EVENT will occur in the event that (i) the primary purpose of the transaction is to change the COMPANY'S domicile solely within the United States, (ii) the terms of the agreement(s) require as a prerequisite for the consummation of the transaction that each option granted by the COMPANY pursuant to the

PLAN either be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof, or (iii) the transaction is approved by a majority of the members of the Board of Directors of the COMPANY who had either been in office for more than twelve (12) months prior to such transaction or had been elected, or nominated for election by the COMPANY's shareholders, by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve-month period; and provided further that any exercise of the OPTION during such fifteen (15) day period shall be conditioned upon the consummation of such transaction and shall be effective only immediately before such consummation, except to the extent that the OPTIONEE may indicate, in writing, that such exercise is unconditional with regard to all or part of the unaccelerated portion of the OPTION. Upon consummation of the ACCELERATION EVENT, the OPTION, whether or not accelerated, shall terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

                  (E) In the event of the occurrence of an ACCELERATION EVENT, if the OPTIONEE is subject to the filing requirements imposed under Section 16(a) of the Securities Exchange Act of 1934 with respect to the COMPANY, the OPTIONEE shall receive a payment of cash equal to the difference between the aggregate "Fair Value" of the COMMON SHARES subject to such accelerated OPTION and the aggregate OPTION PRICE of such COMMON SHARES. Notwithstanding the provisions of the foregoing sentence, no payment of cash shall be made in respect of the accelerated OPTION unless a period of at least six (6) months has elapsed from the date of grant of the OPTION. For purposes of this Section 4(B), "Fair Value" shall mean the highest aggregate fair market value of the subject COMMON SHARES during the 60-day period immediately preceding the date of the consummation of the ACCELERATION EVENT. Payment of said cash shall be made within ten (10) days after said consummation of the ACCELERATION EVENT. The foregoing payments under this section 4(B) shall be made in lieu of and in full discharge of any and all obligations of the COMPANY in respect of the OPTION.

                  (E) Termination of employment by the OPTIONEE because of death or Disability, as defined in the Employment Agreement.

                  (F) The grant of this OPTION shall not affect in any way the right of the COMPANY to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         (5) Non-Assignabilitv of OPTION. The OPTION shall not be assignable or otherwise transferab1e by the OPTIONEE except by will or by the laws of descent and distribution. The OPTION may not be exercised during the lifetime of the OPTIONEE except by him, his guardian or legal representative.

         (6) Substitution for OPTION. The COMMITTEE shall have the authority to effect, at any time and from time to time, with the consent of the OPTIONEE, the cancellation of the OPTION and the grant in substitution therefor of one or more new options under the PLAN covering the same or a different number of COMMON SHARES.

         (7) Exercise After Termination of Employment.

                  (A) Except as otherwise provided in this Agreement, the OPTION shall be exercisable only by the OPTIONEE, shall be exercisable only while the OPTIONEE is in the employment of the COMPANY and then only if the OPTION has become exercisable by its terms, and if not exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY, shall immediately expire on the date of termination of employment.

                  (B) If the OPTION is exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY other than by reason of the death, permanent disability or normal retirement of the OPTIONEE, the OPTION must be exercised on or before the earlier of three (3) months after the date of termination of employment or the fixed expiration date of the OPTION after which period the OPTION shall expire. Notwithstanding the foregoing, if the OPTIONEE's employment is terminated for "cause" as defined in the Employment Agreement, the OPTION shall, to the extent not previously exercised, expire immediately upon such termination.

                  (C) In the event of the death of the OPTIONEE (i) while in the employment of the COMPANY or (ii) within three (3) months after his termination of employment other than for other than "cause" as defined in the Employment Agreement, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable by his estate for a period ending on the earlier of the fixed expiration date of the OPTION or twelve months after the date of death, after which period the OPTION shall expire. For purposes hereof, the estate of an OPTIONEE shall be defined to include the legal representatives thereof or any person who has acquired the right to exercise the OPTION by reason of the death of the OPTIONEE.

                  (D) In the event of the termination of employment of the OPTIONEE by reason of the "permanent disability" of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become exercisable for a period ending on the earlier of the fixed expiration date of the OPTION or twelve (12) months from the date of termination, after which period the OPTION shall expire. For purposes hereof, "permanent disability" shall be deemed to be the inability of the OPTIONEE to perform the duties of his job with the COMPANY because of a physical or mental disability as evidenced by the opinion of a COMPANY-approved doctor of medicine licensed to practice medicine in the United States of America.

                  (E) In the event of the termination of employment of the OPTIONEE by reason of the "normal retirement" of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) granted to the OPTIONEE on or before his 65th birthday shall become immediately exercisable for a period ending on the earlier of the fixed expiration date of the OPTION or twelve (12) months after the date of death, after which period the OPTION shall expire. Also, in the event of the "normal retirement" of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) granted to the OPTIONEE after his 65th birthday and held for a period of at least twelve (12) consecutive months of active employment with the COMPANY after the date of grant shall become immediately exercisable for a period ending on the earlier of the fixed expiration date of the OPTION or twelve (12) months after the date of death, after which period the OPTION shall expire. For purposes hereof, "retirement" shall be deemed to be "normal retirement" if the OPTIONEE is at least 65 years of age and has completed at least five (5) consecutive years of employment with the COMPANY at the date of retirement.

         (8) Restrictions on Transfers of COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.

                  COMMON SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

         (9) Rights of OPTIONEE as Shareholder. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to him evidencing such COMMON SHARES.

         (10) PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         (11) Government Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         (12) Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         (13) Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         (14) Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         (15) Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

         (16) Entire Agreement. This Agreement (and attachments to it) constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         (17) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.





                  [Remainder of page intentionally left blank;
                          signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

                                       COMPANY:

                                       R. G. BARRY CORPORATION


                                       By:  /s/ Gordon Zacks
                                          -------------------------------------

                                       Its: Chairman and Chief Executive Officer
                                           -------------------------------------

                                       WILLIAM LENICH:


                                         /s/ William Lenich
                                       -----------------------------------------
                                       Signature of Optionee


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Street Address


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       City                State       Zip Code


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Telephone Number


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Social Security Number

                             STOCK OPTION AGREEMENT
                            (Incentive Stock Option)


         THIS AGREEMENT is made to be effective as of February 19, 2001, by and between R. G. Barry Corporation, an Ohio corporation (the "COMPANY"), and William Lenich (the "OPTIONEE").

                                   WITNESSETH:

         WHEREAS, pursuant to the provisions of the R. G. Barry Corporation 1997 Incentive Stock Plan (as amended, the "PLAN"), the Board of Directors of the COMPANY has appointed a Compensation Committee (the "COMMITTEE") to administer the PLAN and the COMMITTEE has determined that an option to acquire common shares, $1.00 par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

         (1) Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase 100,000 COMMON SHARES of the COMPANY (subject to adjustment as provided in Section (3)). The OPTION is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         (2) Terms and Conditions of the OPTION.

                  (A) OPTION Price. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $2.65 per share, subject to adjustment as provided in Section (3).

                  (B) Exercise of the OPTION. Except as provided under Section 4, the OPTION may not be exercised until the OPTIONEE shall have completed twelve months of continuous employment with the COMPANY and/or its subsidiaries immediately following the date hereof. Thereafter, except as otherwise provided in this Agreement, the OPTION may be exercised as follows:

                           (i) at any time after such twelve-month period as to
20% of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3));

                           (ii) at any time after twenty-four months from the
date of this Agreement as to an additional 20% of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3));

                           (iii) at any time after thirty-six-months as to an
additional 20% of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3));

                           (iv) at any time after forty-eight months from the
date of this Agreement as to an additional 20% of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3)) and

                           (v) at any time after sixty months from the date of
this Agreement as to the remaining 20% of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section (3)).

         Subject to the other provisions of this Agreement, if the OPTION becomes exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this Agreement), accelerate the schedule of the time or times when the OPTION may be exercised.

         The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY nor limit in any way the right of the COMPANY to terminate the employment of the OPTIONEE at any time in accordance with law or the COMPANY's governing corporate documents.

                  (C) OPTION Term. The OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of this Agreement.

                  (D) Method of Exercise. The OPTION may be exercised by giving written notice of exercise to the COMPANY in care of the Treasurer of the COMPANY stating the number of COMMON SHARES subject to the OPTION in respect of which it is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order). Payment for such COMMON SHARES also may be made (i) by delivery of COMMON SHARES of the COMPANY already owned by the OPTIONEE and having a Fair Market Value (as that term is defined in the PLAN) on the date of delivery equal to the OPTION PRICE, or (ii) by delivery of a combination of cash and already owned COMMON SHARES. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such action as is necessary to deliver appropriate share certificates evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

         (3) Adjustments and Changes in the COMMON SHARES.

                  (A) In the event that the outstanding COMMON SHARES of the COMPANY shall be changed into or exchanged for a different kind of shares or other securities of the COMPANY or of another corporation or for any other type of property (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such COMMON SHARES shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding options granted pursuant to the PLAN, then except as provided in Section (4) hereof, there shall be substituted for or added to each COMMON SHARE of the COMPANY subject to the OPTION, the number and kind of shares or other securities or other property into which each outstanding COMMON SHARE of the COMPANY shall be changed, or for which each such COMMON SHARE shall be exchanged, or to which the holder of each such COMMON SHARE shall be entitled, as the case may be. The OPTION shall also be appropriately amended as to the OPTION PRICE and other terms as may be necessary to reflect the foregoing events. The number of COMMON SHARES that will vest on the dates set forth in Section (2)(B) shall be appropriately adjusted to reflect any such change in the outstanding COMMON SHARES. In the event there shall be any other change in the number or kind of the outstanding shares of the COMPANY, or of any shares or other securities or other property into which such shares shall have been changed, or for which they shall have been exchanged, then if the COMMITTEE shall, in its sole discretion, determine that such change equitably requires an adjustment in the OPTION, such adjustment shall be made by the COMMITTEE in accordance with such determination. Fractional shares resulting from any adjustment in the OPTION pursuant to this Section 3(A) shall be rounded down to the nearest whole number of shares.

                  (B) Notwithstanding the foregoing, any and all adjustments in connection with the OPTION shall comply in all respects with Section 422 of the CODE, and the regulations promulgated thereunder.

                  (C) Notice of any adjustment pursuant to this Section (3) shall be given by the COMPANY to the OPTIONEE.

                  (D) The grant of this OPTION shall not affect in any way the right of the COMPANY to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         (4) Acceleration of OPTION. The OPTION will be fully exercisable upon the occurrence of any of the following events:

                  (A) Termination of the OPTIONEE'S employment by COMPANY without "cause," as defined in the employment agreement between COMPANY and OPTIONEE dated February 19, 2001 (a copy of which is attached to this agreement
- "Employment Agreement"), whether or not the Employment Agreement has expired by its terms or been superceded when the acceleration event occurs.

                  (B) Termination of employment by OPTIONEE for "good reason," as defined in the Employment Agreement, but only if all of the procedures described in that employment agreement are followed.

                  (C) Upon a "change in control" or a "special change in control," as defined in the Employment Agreement.

                  (D) In the event that the COMPANY or its shareholders enter into one or more agreements to dispose of all or substantially all of the assets or fifty percent (50%) or more of the outstanding capital stock of the COMPANY by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions (each, an "ACCELERATION EVENT"), then the OPTION shall become exercisable during the fifteen (15) days immediately prior to the scheduled consummation of the ACCELERATION EVENT with respect to the full number of COMMON SHARES subject to the OPTION. Upon consummation of the ACCELERATION EVENT, the OPTION, whether or not accelerated, will terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

                  (E) Termination of employment by OPTIONEE because of death or Disability, as defined in the Employment Agreement.

         (5) Non-Assignability of OPTION. The OPTION shall not be assignable or otherwise transferable by the OPTIONEE except by will or by the laws of descent and distribution. The OPTION may not be exercised during the lifetime of the OPTIONEE except by him, his guardian or legal representative.

         (6) Substitution for OPTION. The COMMITTEE shall have the authority to effect, at any time and from time to time, with the consent of the OPTIONEE, the cancellation of the OPTION and the grant in substitution therefor of one or more new options under the PLAN covering the same or a different number of COMMON SHARES at an option price per share in all events not less than 100% of the closing sale price for the COMMON SHARES of the COMPANY as shown on the New York Stock Exchange - Composite Transactions on the new grant date.

         (7) Exercise After Termination of Employment.

                  (A) Except as otherwise provided in this Agreement, the OPTION shall be exercisable only while the OPTIONEE is in the employment of the COMPANY and then only if the OPTION has become exercisable by its terms, and if not exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY, shall immediately expire on the date of termination of employment.

                  (B) If the OPTION is exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY other than by reason of OPTIONEE's death, permanent disability or normal retirement (as defined in Section (7)(D) below), it must be exercised on or before the earlier of three
(3) months after the date of the termination of employment of the OPTIONEE or the fixed expiration date of the OPTION, after which period the OPTION shall expire. Notwithstanding the foregoing, if the OPTIONEE's employment is terminated for "cause" as defined in the Employment Agreement,, the OPTION shall, to the extent not previously exercised, expire immediately upon such termination.

                  (C) In the event of the death of the OPTIONEE (i) while in the employment of the COMPANY or (ii) within three (3) months after his termination of employment other than for "cause" as defined in the Employment Agreement, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable by his estate for a period ending on the earlier of the fixed expiration date of the OPTION or twelve months after the date of death, after which period the OPTION shall expire. For purposes hereof, the estate of an OPTIONEE shall be defined to include the legal representatives thereof or any person who has acquired the right to exercise the OPTION by reason of the death of the OPTIONEE.

                  (D) In the event of the termination of employment of the OPTIONEE by reason of the "permanent disability" or "normal retirement" of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full for a period ending on the earlier of three (3) months after the termination of employment or the fixed expiration date of the OPTION, after which period the OPTION shall expire; provided, however, that if such termination of employment occurs by reason of "disability" within the meaning of Section 22(e)(3) of the CODE, said three-month period shall be extended to twelve months. For purposes hereof, "permanent disability" shall be deemed to be the inability of the OPTIONEE to perform the duties of his job with the COMPANY because of a physical or mental disability as evidenced by the opinion of a COMPANY-approved doctor of medicine licensed to practice medicine in the United States of America and "retirement" shall be deemed to be "normal retirement" if the OPTIONEE is at least 65 years of age and has completed at least five (5) consecutive years of employment with the COMPANY at the date of retirement.

         (8) Restrictions on Transfers of COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.

         COMMON SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

         (9) Rights of OPTIONEE. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to him evidencing such COMMON SHARES.

         (10) PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         (11) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         (12) Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         (13) Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         (14) Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         (15) Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

         (16) Entire Agreement. This Agreement (and attachments to it) constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         (17) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.


                  [Remainder of page intentionally left blank;
                         signatures on following page.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                                       COMPANY:

                                       R. G. BARRY CORPORATION


                                       By:  /s/ Gordon Zacks
                                          -------------------------------------

                                       Its: Chairman and Chief Executive Officer
                                           -------------------------------------

                                       WILLIAM LENICH:


                                       /s/ William Lenich
                                       -----------------------------------------
                                       Name


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Street Address


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       City, State, Zip Code


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Social Security Number

                             STOCK OPTION AGREEMENT
                            (Incentive Stock Options)

         THIS AGREEMENT is made to be effective as of February 19, 2001, by and between R. G. Barry Corporation, an Ohio corporation (the "COMPANY"), and WILLIAM LENICH (the "OPTIONEE").

                                   WITNESSETH:

         WHEREAS, the Board of Directors of the COMPANY has adopted and the shareholders of the COMPANY have approved the R. G. Barry Corporation 1994 Stock Option Plan (the "PLAN"); and

         WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed a Compensation Committee (the COMMITTEE") to administer the PLAN and the COMMITTEE has determined that an option to acquire common shares, $1.00 par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

         (1) Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase 88,675 COMMON SHARES of the COMPANY. The OPTION is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         (2) Terms and Conditions of the OPTION.

                  (A) OPTION Price. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $2.65 per share, being 100% of the closing sale price for the COMMON SHARES of the COMPANY as shown on the New York Stock Exchange on February 16, 2001, subject to adjustment as provided in Section 3.

                  (B) Exercise of the OPTION. Except as provided in Section 4, the OPTION may not be exercised until the OPTIONEE shall have completed twelve months of continuous employment with the COMPANY and/or its subsidiaries immediately following the date hereof. Thereafter, the OPTION may be exercised as follows:

                           (i) at any time after such twelve-month period as to
17,735 of the COMMON SHARES subject to the OPTION;

                           (ii) at any time after twenty-four months from the
date of this Agreement as to an additional 17,735 of the COMMON SHARES subject to the OPTION;

                           (iii) at any time after thirty-six months from the
date of this Agreement as to an additional 17, 735 of the COMMON SHARES subject to the OPTION; and

                           (iv) at any time after forty-eight months from the
date of this Agreement as to an additional 17,735 of the COMMON SHARES subject to the OPTION; and

                           (v) at any time after sixty months from the date of
this Agreement as to the remaining 17,735 of the COMMON SHARES subject to the OPTION.

                  Subject to the other provisions of this Agreement, if the OPTION becomes exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this Agreement), accelerate the schedule of the time or times when the OPTION may be exercised.

                  The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY nor limit in any way the right of the COMPANY to terminate the employment of the OPTIONEE at any time in accordance with law or the COMPANY'S governing corporate documents.

                  (C) OPTION Term. The OPTION shall in no event be exercisable after the expiration of ten (10) years from the date of this Agreement.

                  (D) Method of Exercise. The OPTION may be exercised by giving written notice of exercise to the COMMITTEE in care of the Treasurer of the COMPANY stating the number of full COMMON SHARES subject to the OPTION in respect of which it is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order). If permitted by the COMMITTEE, payment for such COMMON SHARES may be made (i) by delivery of COMMON SHARES of the COMPANY already owned by the OPTIONEE and having a Fair Market Value (as that term is defined in the PLAN) on the date of delivery equal to the OPTION PRICE, or (ii) by delivery of a combination of cash and already owned COMMON SHARES. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such action as is necessary to deliver appropriate share certificates evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

                  (E) Satisfaction of Taxes and Tax Withholding Requirements. The COMMITTEE shall determine the appropriate arrangements for the satisfaction by the COMPANY and the OPTIONEE of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the exercise of the OPTION or the later disposition of the COMMON SHARES or other property thereby acquired.

         (3) Adjustments and Changes in the COMMON SHARES.

                  (A) In the event that the outstanding COMMON SHARES of the COMPANY shall be changed into or exchanged for a different kind of shares or other securities of the COMPANY or of another corporation, or for any other property, (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such COMMON SHARES shall be increased through the payment of a stock dividend, then unless such change results in the termination of all outstanding options granted pursuant to the PLAN, then except as provided in Section (4) hereof, there shall be substituted for or added to each COMMON SHARE of the COMPANY subject to the OPTION, the number and kind of shares or other securities or other property into which each outstanding COMMON SHARE of the COMPANY shall be changed, or for which each such COMMON SHARE shall be exchanged, or to which the holder of each such COMMON SHARE shall be entitled, as the case may be. The OPTION shall also be appropriately amended as to the OPTION PRICE and other terms as may be necessary to reflect the foregoing events. The number of COMMON SHARES that will vest on the dates set forth in Section 2(B) shall be appropriately adjusted to reflect any such change in the outstanding COMMON SHARES. In the event there shall be any other change in the number or kind of the outstanding shares of the COMPANY, or of any shares or other securities or other property into which such shares shall have been changed, or for which they shall have been exchanged, then if the COMMITTEE shall, in its sole discretion, determine that such change equitably requires an adjustment in the OPTION, such adjustment shall be made by the COMMITTEE in accordance with such determination. Fractional shares resulting from any adjustment in the OPTION pursuant to this section 3(A) shall be rounded down to the nearest whole number of shares.

                  (B) Notwithstanding the foregoing, any and all adjustments in connection with the OPTION shall comply in all respects with Section 422 of the CODE, and the regulations promulgated thereunder.

                  (C) Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the OPTIONEE.

         (4) Acceleration of OPTIONS. The OPTION will be fully exercisable upon the occurrence of any of the following events:

                  (A) Termination of the OPTIONEE'S employment by COMPANY without "cause," as defined in the employment agreement between COMPANY and OPTIONEE dated February 19, 2001 (a copy of which is attached to this agreement
- "Employment Agreement"), whether or not the Employment Agreement has expired by its terms or been superceded when the acceleration event occurs.

                  (B) Termination of employment by OPTIONEE for "good reason," as defined in the Employment Agreement, but only if all of the procedures described in that employment agreement are followed.

                  (C) Upon a "change in control" or a "special change in control," as defined in the Employment Agreement.

                  (D) In the event that the COMPANY or its shareholders enter into one or more agreements to dispose of all or substantially all of the assets or fifty percent (50%) or more of the outstanding capital stock of the COMPANY by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions (each, an "ACCELERATION EVENT"), then the OPTION shall become exercisable during the fifteen (15) days immediately prior to the scheduled consummation of the ACCELERATION EVENT with respect to the full number of COMMON SHARES subject to the OPTION provided, however, that no such ACCELERATION EVENT will occur in the event that (i) the primary purpose of the transaction is to change the COMPANY'S domicile solely within the United States, (ii) the terms of the agreement(s) require as a prerequisite for the consummation of the transaction that each option granted by the COMPANY pursuant to the PLAN either be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof, or (iii) the transaction is approved by a majority of the members of the Board of Directors of the COMPANY who had either been in office for more than twelve (12) months prior to such transaction or had been elected, or nominated for election by the COMPANY'S shareholders, by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve-month period; and provided further that any exorcise of the OPTION during such fifteen (15) day period shall be conditioned upon the consummation of such transaction and shall be effective only immediately before such consummation, except to the extent that the OPTIONEE may indicate, in writing, that such exercise is unconditional with regard to all or part of the unaccelerated portion of the OPTION. Upon consummation of the ACCELERATION EVENT, the OPTION, whether or not accelerated, shall terminate and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

                  (E) Termination of employment by OPTIONEE because of death or Disability, as defined in the Employment Agreement.

                  (F) The grant of this OPTION shall not affect in any way the right of the COMPANY to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         (5) Non-Assignability of OPTION. The OPTION shall not be assignable or otherwise transferable by the OPTIONEE except by will or by the laws of descent and distribution. The OPTION may not be exercised during the lifetime of the OPTIONEE except by him, his guardian or legal representative.

         (6) Substitution for OPTION. The COMMITTEE shall have the authority to effect, at any time and from time to time, with the consent of the OPTIONEE, the cancellation of the OPTION and the grant in substitution therefor of one or more new options under the PLAN covering the same or a different number of COMMON SHARES at an option price per share in all events not less than 100% of the closing sale price for the COMMON SNARES of the

COMPANY as shown on the New York Stock Exchange - Composite Transactions on the new grant date.

         (7) Exercise After Termination of Employment.

                  (A) Except as otherwise provided in this Agreement, the OPTION shall be exercisable only by the OPTIONEE, shall be exercisable only while the OPTIONEE is in the employment of the COMPANY and then only if the OPTION has become exercisable by its terms, and if not exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY, shall immediately expire on the date of termination of employment.

                  (B) If the OPTION is exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY other than by reason of the death, permanent disability or normal retirement of the OPTIONEE, it must be exercised on or before the earlier of three (3) months after the date of the termination of employment of the OPTIONEE or the fixed expiration date of the OPTION after which period the OPTION shall expire. Notwithstanding the foregoing, if the OPTIONEE'S employment is terminated for "cause" as defined in the Employment Agreement, the OPTION shall, to the extent not previously exercised, expire immediately upon such termination.

                  (C) In the event of the death of the OPTIONEE (i) while in the employment of the COMPANY or (ii) within three (3) months after his termination of employment other than for "cause" as defined in the Employment Agreement, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable by his estate for a period ending on the earlier of the fixed expiration date of the OPTION or twelve (12) months after the date of death, after which period the OPTION shall expire. For purposes hereof, the estate of an OPTIONEE shall be defined to include the legal representatives thereof or any person who has acquired the right to exercise the OPTION by reason of the death of the OPTIONEE.

                  (D) In the event of the termination of employment of the OPTIONEE by reason of the "permanent disability" or "normal retirement" of the OPTIONEE, the OPTION shall become fully exercisable for a period ending on the earlier of three (3) months after the termination of employment or the fixed expiration date of the OPTION; provided, however, that if such termination of employment occurs by reason of "disability" within the meaning of Section 22(e)(3) of the CODE, said three-month period shall be extended to twelve months. For purposes hereof, "permanent disability" shall be deemed to be the inability of the OPTIONEE to perform the duties of his job with the COMPANY because of a physical or mental disability as evidenced by the opinion of a COMPANY-approved doctor of medicine licensed to practice medicine in the United States of America and "retirement" shall be deemed to be "normal retirement" if the OPTIONEE is at least 65 years of age and has completed at least five (5) consecutive years of employment with the COMPANY at the date of retirement.

         (8) Restrictions on Transfers of COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.

         COMMON SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

         (9) Rights of OPTIONEE as Shareholder. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to him evidencing such COMMON SHARES.

         (10) PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         (11) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         (12) Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         (13) Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         (14) Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         (15) Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

         (16) Entire Agreement. This Agreement (and attachments to it) constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         (17) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successor; and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.


                  [Remainder of page intentionally left blank;
                          signatures on following page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                                       COMPANY:

                                       R. G. BARRY CORPORATION


                                       By:  /s/ Gordon Zacks
                                          -------------------------------------

                                       Its: Chairman and Chief Executive Officer
                                           -------------------------------------

                                       WILLIAM LENICH:


                                       /s/ William Lenich
                                       -----------------------------------------
                                       Signature of Optionee


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Street Address


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       City                State       Zip Code


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Telephone Number


                                       X X X X X X X X X X X X X X X X X X X X
                                       -----------------------------------------
                                       Social Security Number